SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
[ ]  14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         COMMUNITY FIRST BANCORPORATION

                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x]  No Fee Required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



      Fee paid previously with preliminary materials



      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                         COMMUNITY FIRST BANCORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of Community First Bancorporation will be held at Community First Bank, Seneca Office, 1600 Sandifer Boulevard, Seneca, South Carolina, on Tuesday, April 20, 1999, at 1:30 p.m., for the following purposes:

     (1)  To elect four directors to each serve a three-year term; and

     (2) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 1, 1999, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Company's Board of Directors unanimously recommends a vote FOR approval of all of the proposals presented.

     Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

     Included herewith is the Company's 1999 Proxy Statement. Also included is the Company's 1998 Annual Report to Shareholders.

                                      By Order of the Board of Directors



March 25, 1999                        Frederick D. Shepherd, Jr.
                                      President

                         COMMUNITY FIRST BANCORPORATION
                            3685 Blue Ridge Boulevard
                         Walhalla, South Carolina 29691
                                 (864) 638-2105

                                 PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Community First Bancorporation (the "Company") for use at the Annual Meeting of Shareholders to be held at 1:30 p.m. on Tuesday, April 20, 1999 in Community First Bank's Seneca Office, 1600 Sandifer Boulevard, Seneca, South Carolina. A Notice of Annual Meeting is attached hereto, and a form of proxy is enclosed. This statement was first mailed to shareholders on or about March 25, 1999, in connection with the solicitation. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the proxy statement, is personal telephone contact by directors and regular employees of the Company.

                                  ANNUAL REPORT

     The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 1998, including financial statements, is enclosed herewith. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                               REVOCATION OF PROXY

     Any record shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked by a record shareholder by delivering to Frederick D. Shepherd, Jr., President, Community First Bancorporation, 3685 Blue Ridge Boulevard, Walhalla, South Carolina 29691 or by mailing to Mr. Shepherd at Post Office Box 1097, Walhalla, South Carolina 29691, an instrument which by its terms revokes the proxy. The proxy may also be revoked by a record shareholder by delivery to the Company of a duly executed proxy bearing a later date. Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt thereof by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, any shareholder who desires to do so may attend the meeting and vote in person in which case the proxy will not be used.

                                QUORUM AND VOTING

     At the close of business on March 1, 1999, there were outstanding 1,793,792 shares of the Company's common stock (no par value). Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only stockholders of record at the close of business on March 1, 1999 (the "Record Date"), shall be entitled to notice of and to vote at the meeting.

     A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

     If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceed the number of shares of Common Stock voted against the matter.

                       ACTIONS TO BE TAKEN BY THE PROXIES

     The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                              SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals for the consideration of the shareholders at the next Annual Meeting may do so by mailing them in writing to Frederick D. Shepherd, Jr., President, Community First Bancorporation, Post Office Box 1097, Walhalla, South Carolina 29691, or by delivering them in writing to Mr. Shepherd at the Company's main office, 3685 Blue Ridge Boulevard, Walhalla, South Carolina 29691. Such written proposals must be received prior to November 26, 1999, for inclusion, if otherwise appropriate, in the Company's Proxy Statement and form of Proxy relating to that meeting. With respect to any shareholder proposal not received by the Company prior to February 9, 2000, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.

                          SECURITY OWNERSHIP OF CERTAIN
                                BENEFICIAL OWNERS

     Set forth below is information as of March 1, 1999 about persons who are currently beneficial owners of 5% or more of the Company's common stock.

 Name and                           Number of Shares           % of outstanding
  Address                          Beneficially owned            common stock
  -------                          ------------------            ------------

Frederick D. Shepherd, Jr.               128,960(1)                  6.9%
3685 Blue Ridge Blvd.
Walhalla, S.C. 29691

Dwight A. Holder                         109,190                     6.1%
P.O. Box 998
Pickens, S.C. 29671

James E. Turner                          115,182(2)                  6.4%
P. O. Box 367
Seneca, S.C. 29679

----------

(1)  Includes presently exercisable options to purchase 69,756 shares.

(2)  Includes presently exercisable options to purchase 1,200 shares.

     The number of shares owned, and the percentage of outstanding common stock such number represents, for all directors, nominees and officers of the Company is set forth below under "MANAGEMENT OF THE COMPANY."

                              ELECTION OF DIRECTORS

     At the Annual Meeting, four directors are to be elected to hold office for the next three years, their terms expiring at the 2002 Annual Meeting of Shareholders, or until their successors are duly elected and qualified. Pursuant to the bylaws of the Company, the Board of Directors acts as a nominating committee. The Board has nominated R. Theo Harris, Sr., James E. McCoy, James E. Turner and Charles L. Winchester each to serve a three year term. Any other nominations must be made in writing and delivered to the President of the Company in accordance with the procedures set forth below under "--Committees of the Board of Directors."

     It is the intention of the persons named in the enclosed form of proxy to vote for the election as directors of Messrs. Harris, McCoy, Turner and Winchester. Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR such nominees. In the event that any such nominee is not available by reason of any unforeseen contingency, it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other person as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

                            MANAGEMENT OF THE COMPANY

     The table shows as to each director and nominee his name and positions held with the Company, the period during which he has served as a director of the Company, and the number of shares of the Company's common stock owned by him at March 1, 1999. Directors of the Company serve until the annual meeting for the year indicated or until their successors are elected and qualified.

                                             NUMBER OF           % SHARES         POSITIONS WITH        DIRECTOR
                                  AGE        SHARES(1)          OUTSTANDING         THE COMPANY          SINCE*

         Nominees for re-election to the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders in 2002 are:

R. Theo Harris, Sr.               76           26,820               1.5%             Director               1989
Westminster, S.C.

James E. McCoy                    61           61,556(2)            3.4%           Chairman and             1989
Walhalla, S.C.                                                                       Director

James E. Turner                   62          115,182(3)            6.4%             Director               1989
Seneca, S.C.

Charles L. Winchester             58           59,890(4)            3.3%             Director               1989
Sunset, S.C.

         Members of the Board of Directors whose terms will continue until the Annual Meeting of Shareholders in 2001 are:

Robert H. Edwards                 68           62,066(5)            3.5%             Director             1989
Walhalla, S.C.

Blake L. Griffith                 63           75,928(6)            4.2%             Director             1995**
Walhalla, S.C.

Gary V. Thrift                    38           38,970(7)            2.2%             Director             1995***
Seneca, S.C.

                                                         3





         Members of the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders in 2000 are:

Larry S. Bowman, M.D.             50           50,210(8)            2.8%           Vice Chairman            1989
Seneca, S.C.                                                                       and Director

William M. Brown                  53           51,184(9)            2.9%           Director and             1989
Salem, S.C.                                                                          Secretary

John R. Hamrick                   51           52,208(10)           2.9%             Director,              1989
Seneca, S.C.

Frederick D. Shepherd, Jr         58          128,960    (11)       6.9%       Director, President,         1989
Walhalla, S.C.                                                                Chief Executive Officer
                                                                                   and Treasurer
All Directors, nominees
and executive officers
as a group (11 persons)                       722,974(12)           38.5%

Except as otherwise indicated, to the knowledge of management, all shares are owned directly with sole voting power.
--------------------
*Includes service as a director of Community First Bank prior to its acquisition by the Company in 1997.
**Mr. Griffith previously served on the Board of Directors from 1989 to 1993. ***Mr. Thrift previously served on the Board of Directors from 1989 to 1992.

(1) Includes for each director 1,200 shares subject to currently exercisable options.
(2) Includes 53,824 shares over which Mr. McCoy shares voting control with his wife, Charlotte B. McCoy, and an additional 3,266 shares owned by Charlotte
     B. McCoy.
(3) Includes 8,154 shares owned jointly with Patricia S. Turner, Mr. Turner's wife; and 13,310 owned by Mrs. Turner.
(4) Includes 25,682 shares jointly owned with Joan O. Winchester, Mr. Winchester's wife; 1,944 shares owned by Joan O. Winchester; 276 shares held as custodian for Samantha Brooke Reeves, 264 shares held as custodian for Savannah Lauren Kent, 276 shares held as custodian for Andrew Calton Kent, and 264 shares held as custodian for Charlie Raye Reeves, Mr. Winchester's grandchildren.
(5) Includes 14,360 shares jointly owned with Ruth D. Edwards, Mr. Edward's wife; 4,048 shares owned by Ruth D. Edwards; 8,188 shares owned by Edwards Auto Sales, Inc. Profit Sharing Plan; 3,674 shares owned by Robert H. Edwards LLC; and 834 shares held as trustee for Bobbie Jean Shepard, 974 shares held as trustee for Catherine Elizabeth Edwards, and 834 shares held as Trustee for Natalie M. Edwards, Mr. Edwards' grandchildren.
(6) Includes 10,922 shares owned by Susan P. Griffith, Mr. Griffith's wife; and 63,706 shares jointly owned with Susan P. Griffith.
(7) Includes 3,676 shares held as guardian for Catherine Hayley Thrift, 882 shares held as guardian for Rushton G. Thrift, and 2,574 shares held as guardian for Ford H. Thrift, Mr. Thrift's children.
(8) Includes 22,082 shares jointly owned with Mary M. Bowman, Dr. Bowman's wife; 14,468 shares owned by Mary M. Bowman; 3,300 shares owned by Mary W. Bowman, Dr. Bowman's daughter; and 2,792 shares held as trustee for Mary W. Bowman and 6,092 shares held as trustee for Robert B. Bowman, Dr. Bowman's children.
(9) Includes 2,792 shares held as custodian for Lamar Bailes Brown and 2,792 shares held as custodian for William M. Brown, Jr., Mr. Brown's sons; and 1,064 shares owned by Annie B. Brown, Mr. Brown's wife.
(10) Includes 1,344 shares jointly owned with Frances R. Hamrick, Mr. Hamrick's wife; 3,515 shares owned by Mr. Hamrick's Defined Benefit Plan; 2,472 shares held as trustee for Maryanne R. Hamrick and 2,472 shares held as trustee for Sarah E. Hamrick, Mr. Hamrick's daughters; 3,854 shares owned by Mrs. Hamrick's Defined Benefit Plan; 815 shares owned by Maryanne R. Hamrick; and 816 shares owned by Sarah E. Hamrick.
(11) Includes presently exercisable options to purchase 69,756 shares.
(12) Includes presently exercisable options to purchase 81,756 shares.

Directors' Business Experience For The Past Five Years

Larry S. Bowman, M.D.         Orthopaedic  surgeon  with Blue Ridge  Orthopaedic
                              Association, P.A.

William M. Brown              President and Chief  Executive  Officer of Lindsay
                              Oil Company, Inc.

Robert H. Edwards             President of Edwards Auto Sales.

Blake L. Griffith             President and Chief Executive  Officer of Next Day
                              Apparel, Inc.

John R. Hamrick               President  of Lake Keowee Real  Estate,  Inc.  and
                              Broker of ERA Central Real Estate, Inc., (Seneca);
                              Owner of John Hamrick Real Estate

R. Theo Harris, Sr.           Retired  educator,  beef cattle farmer and trustee
                              for Blue Ridge Electric Cooperative.

James E. McCoy                Plant  Manager  of  the  Walhalla   Plant  of  the
                              Torrington Company.

Frederick D. Shepherd, Jr.    President,  Chief Executive  Officer and Treasurer
                              of  Community  First Bank since  1989;  President,
                              Chief  Executive  Officer  and  Treasurer  of  the
                              Company since May, 1997.

Gary V. Thrift                President,  Thrift Development Corporation,  since
                              February  1996;   Vice  President  and  Secretary,
                              Thrift   Development   Corporation  July  1995  to
                              February   1996;   General   Manager,   Tri-County
                              Builders Supply, since July 1995;  Associated with
                              Thrift Brothers, Inc. November 1992 to July 1995.

James E. Turner               Chairman of the Board of Turner's Jewelers, Inc.

Charles L. Winchester         President,  Winchester  Lumber  Company,  Inc.  of
                              Salem,  South  Carolina;  Vice  President,  Boones
                              Lumber Company.

         Neither the principal executive officer nor any directors are related by blood, marriage or adoption in the degree of first cousin or closer.

Meetings of the Board of Directors

         During the last full fiscal year, ending December 31, 1998, the Board of Directors of the Company met 12 times, including regular and special meetings. Mr. Griffith was the only incumbent director who attended fewer than 75% of the total number of meetings of the Board of Directors and committees of which he was a member.

Committees of the Board of Directors

Nominating Committee. The Board of Directors acts as nominating committee, but any Shareholder of any outstanding class of capital stock of the Company entitled to vote for the election of Directors may also present nominations for directors. Nominations, other than those made by or on behalf of the existing management of the Company, shall be made in writing and shall be delivered or mailed to the President of the Company, not less than 14 days nor more than 50 days prior to any meeting of Shareholders called for the election of Directors; provided, however, that if less than 21 days' notice of the meeting is given to Shareholders, such nomination shall be mailed or delivered to the President of the Company not later than the close of business on the seventh day following the date on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying
Shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying Shareholder. Nominations not made in accordance with these requirements may be disregarded by the President of the meeting, and upon his instructions, the vote tellers may disregard all votes cast for each such nominee.

Audit Committee. The Audit Committee is responsible for seeing that audits of the Company are conducted annually. A firm of certified public accountants is employed for that purpose by the Board of Directors upon recommendation of the Audit Committee. Reports on these audits are reviewed by the Committee upon receipt and a report thereon is made to the Board at its next meeting. The Audit Committee is comprised of Messrs. Edwards, Hamrick, Winchester and Harris. The Audit Committee met twice in 1998.

Compensation Committee. The Company does not have a standing compensation committee of the Board of Directors or a committee serving similar functions.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

     The following table sets forth information about the chief executive officer's compensation. No other executive officers earned $100,000 or more during the year ended December 31, 1998.

                           Summary Compensation Table

                                                                              Long Term
                                                                            Compensation
                                                                            ------------
                                            Annual Compensation                Awards
                                            -------------------                ------
                                                                              Number of
                                                                             Securities
                                                                             Underlying        All Other
                                                                               Options          Compen-
Name and Principal Position         Year      Salary(1)(2)        Bonus        Awarded         sation(3)
---------------------------         ----      ------------        -----        -------         ---------

Frederick D. Shepherd, Jr.          1998        $151,279        $14,500      14,000(4)          $5,000
 President, Chief Executive         1997         129,400         12,700           -              3,871
 Officer and Treasurer              1996         123,983            -0-       5,750(5)           2,988
---------------

(1)  Includes  $3,600,  $3,600 and $2,400 of director's fees in 1998,  1997, and
     1996, respectively.
(2) The Company also pays club dues for Mr. Shepherd and provides him with the use of a Company car for business and personal use. Mr. Shepherd reimburses the Company for mileage for personal use of the car. The total of such benefits paid for Mr. Shepherd was less than 10% of his annual salary and bonus payments. Mr. Shepherd participates in broad-based life and medical insurance plans that are available generally to all employees on the same terms generally available to all employees.
(3) Consists of matching contributions paid by the Company pursuant to the 401(k) plan.
(4)  Adjusted for a two-for-one stock split effected in 1998.
(5) Adjusted for 15% stock dividend effective December 30, 1997 and a two-for-one stock split effected in 1998.

                        Option Grants in Last Fiscal Year

         The following table sets forth information about options granted to the Chief Executive Officer in 1998. The amounts in the table have been adjusted to reflect the two-for-one stock split effected in 1998.

                                Individual Grants
                                -----------------
                             Number of    % of Total
                            Securities      Options                                    Potential Realizable Value at
                            Underlying    Granted to      Exercise                     Assumed Annual Rates of Stock
                              Options      Employees       Price       Expiration     Price Appreciation for 10-Year
        Name                  Granted       in 1998     (per share)       Date                Option Term(3)
----------------------        -------      ---------    -----------      ------              ---------------
                                                                                              5%               10%
                                                                                             ----             ----
Frederick D. Shepherd, Jr.   10,000(1)       13.0%          $ 9.12      2/19/08          $57,355             $145,349
                              4,000(2)        5.2%            9.25      6/18/08           23,269               58,968

--------------------

 (1) These options were granted on February 19, 1998 and became/become exercisable in 2,000 share increments on February 19, 1998, 1999, 2000, 2001 and 2002.
(2) These options were granted on June 18, 1998, and became/become exercisable in 800 share increments on June 18, 1998, 1999, 2000, 2001 and 2002.
(3) The amounts in these columns are the result of calculations based on the assumption that the market price of the Common Stock will appreciate in value from the date of grant to the end of the ten-year option term at rates of 5% and 10% per year. The 5% and 10% annual appreciation assumptions are required by the Securities and Exchange Commission; they are not intended to forecast possible future appreciation, if any, of the Company's stock price.

          Option Exercises and Year End Options Outstanding and Values

         The following table presents information about options exercised by Mr. Shepherd during 1998 and about options held by Mr. Shepherd at December 31, 1998. This information has been adjusted to reflect a two-for-one stock split in 1998, a 15% stock dividend paid in 1997, and 5% stock dividends paid in each of 1996, 1995, 1994 and 1993.

                                                        Number of Securities           Value of Unexercised
                                                       Underlying Unexercised              In-the-Money
                       Shares Acquired     Value          Options 12/31/98              Options 12/31/98(1)
Name                     on Exercise    Realized(1) Exercisable     Unexercisable   Exercisable      Unexercisable
----                     -----------    ----------- -----------     -------------   -----------      -------------

Frederick D.               13,980        $139,241        66,356            15,800      $592,584            $81,380
Shepherd, Jr.

(1) Based on a price of $13.54 per share, the weighted average price at which the Company's Common Stock has traded during the past year in trades of which the Company has knowledge, and exercise prices ranging from $3.58 to $9.25 per share. This weighted average price has been adjusted to reflect the two-for-one stock split effected in 1998. The Common Stock is not, however, widely traded and such price may not be indicative of market value.

1989 Stock Option Plan and 1998 Stock Option Plan

     The Company has adopted two stock option plans, both of which have been approved by the shareholders. The 1989 Stock Option Plan reserved 279,556 shares of the Company's Common Stock for issuance to eligible employees upon exercise of options. The 1998 Stock Option Plan reserved 400,000 shares of the Company's Common Stock for issuance to eligible employees and directors upon exercise of options. Under both plans, the Board of directors or a committee appointed by the Board of Directors, determines the persons to whom options will be granted and sets the terms of the options within the parameters of the plans. At December 31, 1998, under the 1989 Plan, options to purchase 175,998 shares of Common Stock were outstanding, 4 shares were available for grant pursuant to option, and options to purchase 133,000 shares were exercisable. The exercisable options have an average exercise price of $4.94 per share. At December 31, 1998, under the 1998 Plan, options to purchase 44,000 shares of Common Stock were outstanding, 356,000 shares were available for grant pursuant to options, and options to purchase 8,800 shares were exercisable. The exercisable options have an average exercise price of $9.25 per share.

     The number of shares and average prices in this section have been retroactively adjusted to reflect 5% stock dividends effective May 1, 1993, May 1, 1994, May 1, 1995 and May 1, 1996, a 15% stock dividend effective December 30, 1997, and a two-for-one stock split effected in 1998.

Compensation of Directors

     Directors receive compensation of $300 for each regular meeting of the Board of Directors. In addition, in 1998, each director was granted options to purchase 4,000 shares of common stock. The exercise price of the options is $9.25 per share (adjusted to reflect the two-for-one stock split effected in 1998), which was the fair market value of the options on the date of grant. The options became/become exercisable annually in 800 share increments, beginning June 18, 1998 and expire June 18, 2008.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Extensions of Credit. The Company, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal stockholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 1998 was $3,288,367. During 1998, $4,082,591 of new loans were made and repayments totaled $5,443,836.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company, it appears that all such reports for these persons were filed in a timely fashion during 1998, with the exception of the following: Each of Messrs. Harris, McCoy, Turner, Winchester, Edwards, Griffith, Thrift, Bowman, Brown and Hamrick failed to file timely one report on Form 4 relating to the grant of stock options, and Mr. Shepherd failed to file timely one report on Form 4 and one report on Form 5 relating to the grant of stock options.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has selected Donald G. Jones and Company, P.A., Certified Public Accountants with offices in Columbia, South Carolina, to serve as the Company's independent certified public accountants for 1999. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

                                  OTHER MATTERS

     The Board of Directors knows of no other business to be presented at the meeting of stockholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters. If a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specifications so made.

     Unless contrary instructions are indicated on the Proxy, all shares of stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are voted, will be voted FOR the election of any or all of the nominees for directors named herein.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

     Shareholders may obtain copies of the Company's annual report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 1998, free of charge by requesting such form in writing from Frederick D. Shepherd, Jr., President, Community First Bank, Post Office Box 1097, Walhalla, South Carolina 29691.

                                      PROXY

                         COMMUNITY FIRST BANCORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF SHAREHOLDERS - TUESDAY, April 20, 1999

     Frederick D. Shepherd, Jr. or Robert H. Edwards, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on April 20, 1999, and at any adjournment thereof, as follows:

1.       ELECTION OF        FOR all nominees listed        WITHHOLD AUTHORITY
         DIRECTORS TO       below (except any I have       to vote for all
         HOLD OFFICE        written below) [ ]             nominees listed
         FOR THREE                                         below  [ ]
         YEAR TERMS.

R. Theo Harris, Sr., James E. McCoy, James E. Turner, Charles L. Winchester

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.

2. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated:                    ,  1999       ----------------------------------------
       -------------------

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